UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THERMON GROUP HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6-(i)(1) and 0-11.

THERMON GROUP HOLDINGS, INC.
C/O BROADRIDGE CORPORATE ISSUER SERVICES INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

You invested in THERMON GROUP HOLDINGS, INC. and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 31, 2024.

Get informed before you vote
View the Notice & Proxy Statement, 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 17, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users
Point your camera here and vote without entering a control number

Vote in Person at the Meeting*
July 31, 2024
11:30 AM CDT

Omni Barton Creek 8212 Barton Club Drive Austin, Texas 78735

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items

SHARE CLASSES REPRESENTED FOR VOTING
THE COMPANY NAME INC. - COMMON ASDFGHJKL 123456789.1234
THE COMPANY NAME INC. - CLASS A
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THE COMPANY NAME INC. - CLASS B
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THE COMPANY NAME INC. - CLASS C
123456789.1234
THE COMPANY NAME INC. - CLASS D
123456789.1234
THE COMPANY NAME INC. - CLASS E
123456789.1234
THE COMPANY NAME INC. - CLASS F
123456789.1234
THE COMPANY NAME INC. - 401 K
123456789.1234
Board Recommends

1. Election of Directors
Nominees:
01) John Clarke    04)    Marcus George    07)    Bruce Thames
02) Linda Dalgetty    05)    Victor Richey
03) Roger Fix    06)    Angela Strzelecki

For
2.    To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2025.
For
3.    To approve, on a non-binding advisory basis, the compensation of the Company's executive officers as described in the Proxy Statement.
For
4.    To recommend, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our Named Executive Officers.
Year
5.    To approve an amendment to the Thermon Group Holdings, Inc. 2020 Long-Term Incentive Plan to increase the available shares under the plan by 1,850,000 shares.
For
6.    To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to include provisions related to the exculpation for certain officers of the Company.
For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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